Exhibit 10.1
AMENDMENT TO THE
NEUROGENE INC.
2025 INDUCEMENT PLAN
WHEREAS, Neurogene Inc., a Delaware corporation (the “Company”), maintains the Neurogene Inc. 2025 Inducement Plan (the “Plan”); and
WHEREAS, pursuant to Section 19 of the Plan, the Board may amend the Plan at any time and for any purpose as permitted by law, including to increase the maximum number of shares of Common Stock issuable under the Plan.
NOW, THEREFORE, pursuant to its authority under Section 19 of the Plan, the Board hereby amends the Plan as follows, effective as of August 13, 2026 (the “Amendment Effective Date”):

1.Section 5(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“(a)    Aggregate Limits. The aggregate number of shares of Common Stock issuable under the Plan shall be equal to 1,048,000 (the “Share Pool”). The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares of Common Stock subject to Awards outstanding at the time of any event described in Section 15 shall be subject to adjustment as provided in Section 15. The shares of Common Stock issued pursuant to Awards granted under this Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market.”

2.This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law.

3.All capitalized terms used but not otherwise defined herein shall have the meaning assigned to them in the Plan. Except as expressly amended hereby, the Plan shall remain in full force and effect in accordance with its terms.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Neurogene Inc. 2025 Inducement Plan, effective as of the Amendment Effective Date.
    NEUROGENE INC.
    By: /s/ Donna M. Cochener
Name: Donna M. Cochener
Title: SVP, General Counsel, Corporate Secretary

Signature Page to
Amendment to the
Neurogene Inc.
2025 Inducement Plan